                                 MORGAN STANLEY
                          AAMES SECURITIZATION 2001 - 3

                                   CONFORMING
                                  1,650 RECORDS
                              BALANCE: 131,072,773


SELECTION CRITERIA: CONFORMING
TABLE OF CONTENTS


 1.   Adjustment Type
 2.   Current Mortgage Loan Principal Balance ($)
 3.   Current Mortgage Rates (%)
 4.   Margin (%)
 5.   Next Rate Adjustment Date
 6.   Maximum Mortgage Rates (%)
 7.   Original Term
 8.   Remaining Term to Stated Maturity
 9.   Current Loan-to-Value Ratio (%)
10.   Occupancy
11.   Property Type
12.   Originator
13.   Geographic Distribution by State
14.   Documentation Level
15.   Credit Grade
16.   FICO Score



1. ADJUSTMENT TYPE


                             NUMBER                                      % OF
                               OF                 TOTAL                  TOTAL
                            MORTGAGE             CURRENT                CURRENT
ADJUSTMENT TYPE              LOANS               BALANCE                BALANCE
---------------              -----               -------                -------
Fixed Rate                   1,593            126,867,370.62             96.79
ARM                             57              4,205,402.00              3.21
                             -----            --------------            ------
TOTAL:                       1,650            131,072,772.62            100.00
                             =====            ==============            ======



2. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)

                                     NUMBER                              % OF
                                       OF              TOTAL             TOTAL
 CURRENT MORTGAGE LOAN              MORTGAGE          CURRENT           CURRENT
 PRINCIPAL BALANCE ($)               LOANS            BALANCE           BALANCE
 ---------------------               -----            -------           -------
(less than or equal to) 50,000.00      561         20,279,363.45         15.47
 50,000.01 -  75,000.00                447         27,609,075.97         21.06
 75,000.01 - 100,000.00                223         19,179,222.40         14.63
100,000.01 - 125,000.00                139         15,567,461.14         11.88
125,000.01 - 150,000.00                103         14,123,553.46         10.78
150,000.01 - 175,000.00                 75         12,215,719.36          9.32
175,000.01 - 200,000.00                 40          7,568,590.93          5.77
200,000.01 - 225,000.00                 32          6,791,524.24          5.18
225,000.01 - 250,000.00                 16          3,813,165.50          2.91
250,000.01 (greater than or equal to)   14          3,925,096.17          2.99
                                     -----        --------------        ------
TOTAL:                               1,650        131,072,772.62        100.00
                                     =====        ==============        ======

Minimum: 11,182
Maximum: 364,255
Average: 79,438

3. CURRENT MORTGAGE RATES (%)

                                    NUMBER                              % OF
                                      OF               TOTAL            TOTAL
                                   MORTGAGE           CURRENT          CURRENT
CURRENT MORTGAGE RATES (%)          LOANS             BALANCE          BALANCE
--------------------------          -----             -------          -------
(less than or equal to) 7.000           4             521,089.94         0.40
 7.001 -  8.000                        94          11,514,150.21         8.78
 8.001 -  9.000                       251          28,733,319.51        21.92
 9.001 - 10.000                       421          36,176,722.79        27.60
10.001 - 11.000                       314          23,327,584.06        17.80
11.001 - 12.000                       248          14,555,764.71        11.11
12.001 - 13.000                       203          11,253,486.17         8.59
13.001 - 14.000                        90           3,929,722.12         3.00
14.001 - 15.000                        25           1,060,933.11         0.81
                                    -----         --------------       ------
TOTAL:                              1,650         131,072,772.62       100.00
                                    =====         ==============       ======

Minimum: 6.7140
Maximum: 15.0000
Weighted Average: 10.0697



4. MARGIN (%)
                                NUMBER                                   % OF
                                  OF                 TOTAL               TOTAL
                               MORTGAGE             CURRENT             CURRENT
MARGIN (%)                      LOANS               BALANCE             BALANCE
----------                      -----               -------             -------
4.001 - 4.500                      2               125,689.88             2.99
5.001 - 5.500                      3               274,247.46             6.52
5.501 - 6.000                      8               628,962.45            14.96
6.001 - 6.500                      9               661,096.49            15.72
6.501 - 7.000                     14             1,361,321.86            32.37
7.001 - 7.500                      1                69,664.38             1.66
7.501 - 8.000                     12               701,527.43            16.68
8.001 (greater than or equal to)   8               382,892.05             9.10
                                  --             ------------           ------
TOTAL:                            57             4,205,402.00           100.00
                                  ==             ============           ======

Minimum: 4.0090
Maximum: 9.8800
Weighted Average: 6.7576



5. NEXT RATE ADJUSTMENT DATE

                                     NUMBER                             % OF
                                       OF                 TOTAL         TOTAL
                                    MORTGAGE             CURRENT       CURRENT
NEXT RATE ADJUSTMENT DATE            LOANS               BALANCE       BALANCE
-------------------------            -----               -------       -------
2004-04-01                              2              145,350.34        3.46
2004-05-01                             29            1,811,751.49       43.08
2004-06-01                             25            2,179,348.02       51.82
2004-07-01                              1               68,952.15        1.64
                                       --            ------------      ------
TOTAL:                                 57            4,205,402.00      100.00
                                       ==            ============      ======

Minimum: 2004-04-01
Maximum: 2004-07-01
Weighted Average Months: 32.5

6. MAXIMUM MORTGAGE RATES (%)

                                       NUMBER                             % OF
                                         OF               TOTAL          TOTAL
                                      MORTGAGE           CURRENT        CURRENT
MAXIMUM MORTGAGE RATES (%)             LOANS             BALANCE        BALANCE
--------------------------             -----             -------        -------
14.001 - 15.000                           2            125,689.88         2.99
15.001 - 16.000                           8            828,230.54        19.69
16.001 - 17.000                          18          1,566,488.64        37.25
17.001 - 18.000                          12            682,231.16        16.22
18.001 - 19.000                           8            486,918.67        11.58
19.001 - 20.000                           8            458,374.52        10.90
20.001 (greater than or equal to)         1             57,468.59         1.37
                                         --          ------------       ------
TOTAL:                                   57          4,205,402.00       100.00
                                         ==          ============       ======

Minimum: 14.3990
Maximum: 20.0500
Weighted Average: 17.0913



7. ORIGINAL TERM

                          NUMBER                                    % OF
                            OF                 TOTAL                TOTAL
                         MORTGAGE             CURRENT              CURRENT
ORIGINAL TERM             LOANS               BALANCE              BALANCE
-------------             -----               -------              -------
 61 - 120                    15               716,676.98             0.55
121 - 180                   258            14,490,247.78            11.06
181 - 240                    63             4,636,024.75             3.54
241 - 300                     5               447,541.61             0.34
301 - 360                 1,309           110,782,281.50            84.52
                          -----           --------------           ------
TOTAL:                    1,650           131,072,772.62           100.00
                          =====           ==============           ======

Minimum: 96
Maximum: 360
Weighted Average: 334.3



8. REMAINING TERM TO STATED MATURITY

                              NUMBER                                  % OF
                                OF                 TOTAL             TOTAL
  REMAINING TERM             MORTGAGE             CURRENT           CURRENT
TO STATED MATURITY             LOANS              BALANCE           BALANCE
------------------             -----              -------           -------
 61 - 120                        15              716,676.98           0.55
121 - 180                       258           14,490,247.78          11.06
181 - 240                        63            4,636,024.75           3.54
241 - 300                         5              447,541.61           0.34
301 - 360                     1,309          110,782,281.50          84.52
                              -----          --------------         ------
TOTAL:                        1,650          131,072,772.62         100.00
                              =====          ==============         ======

Minimum: 96
Maximum: 360
Weighted Average: 332.6

9. CURRENT LOAN-TO-VALUE RATIO (%)

                                     NUMBER                              % OF
                                       OF              TOTAL            TOTAL
                                    MORTGAGE          CURRENT          CURRENT
CURRENT LOAN-TO-VALUE RATIO (%)      LOANS            BALANCE          BALANCE
-------------------------------      -----            -------          --------
(less than or equal to) 50.00          144          6,406,590.99         4.89
50.01 - 60.00                          112          7,870,767.63         6.00
60.01 - 70.00                          318         21,667,320.12        16.53
70.01 - 75.00                          289         22,922,547.38        17.49
75.01 - 80.00                          514         44,104,333.36        33.65
80.01 - 85.00                          150         14,109,157.50        10.76
85.01 - 90.00                          109         12,571,254.45         9.59
90.01 - 95.00                            7            835,867.57         0.64
95.01 - 100.00                           7            584,933.62         0.45
                                     -----        --------------       ------
TOTAL:                               1,650        131,072,772.62       100.00
                                     =====        ==============       ======

Minimum: 3.74
Maximum: 100.00
Weighted Average: 74.66



10. OCCUPANCY

                               NUMBER                                   % OF
                                 OF                TOTAL               TOTAL
                              MORTGAGE            CURRENT             CURRENT
OCCUPANCY                       LOANS             BALANCE             BALANCE
---------                       -----             -------             -------
Primary                         1,483          121,565,292.04          92.75
Non-Owner Occupied                167            9,507,480.58           7.25
                                -----          --------------         ------
TOTAL:                          1,650          131,072,772.62         100.00
                                =====          ==============         ======




11. PROPERTY TYPE

                                   NUMBER                               % OF
                                     OF               TOTAL             TOTAL
                                  MORTGAGE           CURRENT           CURRENT
PROPERTY TYPE                      LOANS             BALANCE           BALANCE
-------------                      -----             -------           -------
Single Family Residence            1,465          115,729,592.77        88.29
2 Family                             108            8,203,946.68         6.26
Condo                                 33            2,992,610.24         2.28
3 Family                              19            1,944,289.25         1.48
4 Family                              13            1,362,127.05         1.04
Manufactured Housing                  11              774,475.11         0.59
Townhouse                              1               65,731.52         0.05
                                   -----          --------------       ------
TOTAL:                             1,650          131,072,772.62       100.00
                                   =====          ==============       ======



12. ORIGINATOR

                                 NUMBER                                   % OF
                                   OF                TOTAL               TOTAL
                                MORTGAGE            CURRENT             CURRENT
ORIGINATOR                       LOANS              BALANCE             BALANCE
----------                       -----              -------             -------
Broker/Wholesale                   306            29,398,568.80          22.43
National Loan Center               181            14,718,377.23          11.23
Retail                           1,161            86,676,533.53          66.13
Unaffiliated Originator              2               279,293.06           0.21
                                 -----           --------------         ------
TOTAL:                           1,650           131,072,772.62         100.00
                                 =====           ==============         ======

13. GEOGRAPHIC DISTRIBUTION BY STATE

                                   NUMBER                                % OF
 GEOGRAPHIC                          OF                  TOTAL           TOTAL
DISTRIBUTION                      MORTGAGE              CURRENT         CURRENT
  BY STATE                          LOANS               BALANCE         BALANCE
  --------                          -----               -------         -------
Arizona                               41             2,881,460.14         2.20
Arkansas                               3                86,761.06         0.07
California                           220            28,025,545.45        21.38
Colorado                               4               320,453.13         0.24
Connecticut                           15             1,578,924.71         1.20
Delaware                               1                36,895.51         0.03
District of Columbia                   1                85,459.04         0.07
Florida                               85             7,029,338.30         5.36
Georgia                               23             1,916,448.97         1.46
Hawaii                                16             2,665,503.08         2.03
Idaho                                  8               574,194.71         0.44
Illinois                              92             6,898,285.95         5.26
Indiana                               21             1,290,744.65         0.98
Iowa                                  59             3,446,571.44         2.63
Kansas                                 5               315,054.31         0.24
Kentucky                               2               102,354.88         0.08
Louisiana                              7               373,226.77         0.28
Maryland                              12             1,039,311.72         0.79
Massachusetts                         19             2,545,285.72         1.94
Michigan                             114             7,181,489.44         5.48
Minnesota                             25             2,910,301.15         2.22
Mississippi                           10               451,214.32         0.34
Missouri                              41             2,192,789.25         1.67
Montana                                5               386,215.17         0.29
Nebraska                               4               319,754.99         0.24
Nevada                                27             3,053,757.84         2.33
New Hampshire                          3               532,823.93         0.41
New Jersey                            28             2,966,790.29         2.26
New Mexico                             1                44,983.92         0.03
New York                             110             7,907,796.08         6.03
North Carolina                        21             1,155,297.78         0.88
Ohio                                 125             7,726,957.10         5.90
Oklahoma                              18               986,454.27         0.75
Oregon                                15             1,836,298.69         1.40
Pennsylvania                          86             5,538,495.89         4.23
Rhode Island                           6               531,489.93         0.41
South Carolina                         4               371,691.13         0.28
South Dakota                           1                19,590.00         0.01
Tennessee                             44             2,355,674.14         1.80
Texas                                263            16,367,547.40        12.49
Utah                                   7               630,798.10         0.48
Virginia                              31             2,294,414.44         1.75
Washington                            13             1,114,582.83         0.85
West Virginia                          3               116,927.82         0.09
Wisconsin                             11               866,817.18         0.66
                                   -----           --------------       ------
TOTAL:                             1,650           131,072,772.62       100.00
                                   =====           ==============       ======

Number of States Represented: 45

14. DOCUMENTATION LEVEL

                                 NUMBER                                  % OF
                                   OF                TOTAL               TOTAL
                                MORTGAGE            CURRENT             CURRENT
DOCUMENTATION LEVEL              LOANS              BALANCE             BALANCE
-------------------              -----              -------             -------
Full                             1,387          107,872,618.87           82.30
Stated Documentation               219           19,867,033.54           15.16
Light                               44            3,333,120.21            2.54
                                 -----          --------------          ------
TOTAL:                           1,650          131,072,772.62          100.00
                                 =====          ==============          ======




15. CREDIT GRADE

                      NUMBER                                             % OF
                        OF                      TOTAL                    TOTAL
CREDIT               MORTGAGE                  CURRENT                  CURRENT
GRADE                 LOANS                    BALANCE                  BALANCE
-----                 -----                    -------                  -------
A                       256                 25,517,104.85                19.47
A-                      425                 37,353,653.66                28.50
A+                       56                  5,189,321.77                 3.96
B                       358                 27,158,425.85                20.72
B-                       49                  2,618,905.10                 2.00
B+                      143                 11,196,523.20                 8.54
C                       225                 13,561,085.20                10.35
C-                       58                  3,646,477.13                 2.78
C+                       39                  2,261,294.10                 1.73
D                        41                  2,569,981.76                 1.96
                      -----                --------------               ------
TOTAL:                1,650                131,072,772.62               100.00
                      =====                ==============               ======



16. FICO SCORE

                            NUMBER                                       % OF
                              OF                 TOTAL                   TOTAL
  FICO                     MORTGAGE             CURRENT                 CURRENT
  SCORE                     LOANS               BALANCE                 BALANCE
  -----                     -----               -------                 -------
(less than or equal to) 0      23               835,382.35                0.64
  1 - 540                     199            13,006,724.36                9.92
541 - 580                     412            28,909,257.89               22.06
581 - 620                     548            45,244,380.73               34.52
621 - 660                     324            29,755,432.91               22.70
661 - 700                      91             8,414,386.69                6.42
701 - 740                      36             3,580,792.53                2.73
741 - 780                      14             1,070,117.85                0.82
781 - 820                       3               256,297.31                0.20
                            -----           --------------              ------
TOTAL:                      1,650           131,072,772.62              100.00
                            =====           ==============              ======

Minimum: 430
Maximum: 811
Weighted Average: 602.9

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